      EXHIBIT 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TII Network Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy J. Roach, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d)
         of the Securities and Exchange Act of 1934; and
        (2) The information contained int he Report fairly presents, in all material of the respects, the financial condition and results of operations of the Company.

September 19, 2003

/s/ Timothy J. Roach
Timothy J. Roach
Principal Executive Officer